UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported) March 31, 2010

AutoNation, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13107	73-1105145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 SW 1st Ave

Fort Lauderdale, Florida 33301

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code (954) 769-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On March 31, 2010, AutoNation, Inc. (the “Company”) issued a press release announcing estimated financial results for the first quarter of 2010 and the Company’s intention to amend and extend its existing credit agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

On March 31, 2010, the Company issued a press release announcing that it has commenced cash tender offers (the “Offers”) to purchase any and all of its outstanding Floating Rate Notes due 2013 (the “Floating Rate Notes”) and 7% Senior Notes due 2014 (together with the Floating Rate Notes, the “Old Notes”). In connection with the Offers, the Company is seeking from the holders of the Old Notes consents to certain proposed amendments to the indenture for the Old Notes that would eliminate most of the restrictive covenants and certain events of default contained in the indenture and shorten the notice periods required to undertake an optional redemption of either series of Notes (the “Consent Solicitations”). A copy of the press release regarding the Offers and the Consent Solicitations is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Also on March 31, 2010, the Company issued a press release announcing its intention to commence a public offering of $400.0 million aggregate principal amount of senior unsecured notes pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission. A copy of the press release regarding the senior notes offering is filed as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

99.1	Press Release of AutoNation, Inc. dated March 31, 2010 regarding estimated financial results for the first quarter of 2010 and the Company’s intention to amend and extend its existing credit agreement.*

99.2	Press Release of AutoNation, Inc. dated March 31, 2010 regarding cash tender offers, and related consent solicitations, for any and all of the Company’s outstanding Floating Rate Notes due 2013 and 7% Senior Notes due 2014.**

99.3	Press Release of AutoNation, Inc. dated March 31, 2010 regarding public offering of $400.0 million aggregate principal amount of senior unsecured notes.**

*	Furnished herewith.
**	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTONATION, INC.

Date: March 31, 2010	By:	/s/ Jonathan P. Ferrando
Jonathan P. Ferrando
Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release of AutoNation, Inc. dated March 31, 2010 regarding estimated financial results for the first quarter of 2010 and the Company’s intention to amend and extend its existing credit agreement.*

99.2	Press Release of AutoNation, Inc. dated March 31, 2010 regarding cash tender offers, and related consent solicitations, for any and all of the Company’s outstanding Floating Rate Notes due 2013 and 7% Senior Notes due 2014.**

99.3	Press Release of AutoNation, Inc. dated March 31, 2010 regarding public offering of $400.0 million aggregate principal amount of senior unsecured notes.**

*	Furnished herewith.
**	Filed herewith.